Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 4,561.39
Total Fee Amount	4,561.39
Total Transaction Valuation	33,029,615.27
Total Offset Amount	0
Net Fee	$ 0